TRUST AGREEMENT UNDER OREGON METALLURGICAL CORPORATION
                               (OREMET) EMPLOYEE STOCK OWNERSHIP PLAN


        THIS TRUST AGREEMENT (HEREINAFTER CALLED THE "TRUST") MADE AS OF THE 1ST DAY OF JANUARY, 1995, BY AND BETWEEN OREGON
METALLURGICAL CORPORATION (HEREINAFTER CALLED THE "COMPANY") AND
KEY TRUST COMPANY OF THE NORTHWEST (HEREINAFTER CALLED THE
"TRUSTEE").

                                             WITNESSETH:

        WHEREAS, THE OREGON METALLURGICAL CORPORATION (OREMET)
EMPLOYEE STOCK OWNERSHIP PLAN (HEREINAFTER CALLED THE "PLAN") HAS
BEEN ESTABLISHED BY THE COMPANY; AND

        WHEREAS, THE COMPANY DESIRES THE TRUSTEE TO ACT AS TRUSTEE UNDER THIS TRUST AND THE TRUSTEE IS WILLING SO TO ACT IN ACCORDANCE WITH THE TERMS OF THIS TRUST;

        NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND OF THE MUTUAL COVENANTS HEREIN CONTAINED, THE COMPANY AND THE TRUSTEE DO
HEREBY COVENANT AND AGREE AS FOLLOWS:

        1. TRUST FUND. THE TRUSTEE SHALL RECEIVE FROM THE COMPANY CASH OR OTHER PROPERTY ACCEPTABLE TO THE TRUSTEE. ALL ASSETS SO
RECEIVED TOGETHER WITH THE INCOME THEREFROM AND ANY OTHER INCREMENT THEREON (HEREINAFTER CALLED THE "TRUST FUND") SHALL BE HELD,
MANAGED AND

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ADMINISTERED BY THE TRUSTEE PURSUANT TO THE TERMS OF THIS TRUST
WITHOUT DISTINCTION BETWEEN PRINCIPAL AND INCOME. THE TRUSTEE SHALL NOT BE RESPONSIBLE FOR THE COLLECTION OF ANY CONTRIBUTIONS TO BE MADE UNDER THE PLAN AND THE TRUSTEE SHALL BE RESPONSIBLE ONLY FOR MONEY OR OTHER PROPERTY RECEIVED BY IT PURSUANT TO THIS TRUST. THE TRUSTEE SHALL BE UNDER NO DUTIES WHATSOEVER IN RESPECT OF THE ADMINISTRATION OF THE PLAN. THE TRUSTEE SHALL HAVE ONLY THOSE RESPONSIBILITIES SPECIFICALLY IMPOSED UPON IT BY THE PROVISIONS OF THIS TRUST AND NEITHER THE PLAN NOR ANY OTHER INSTRUMENT TO WHICH THE TRUSTEE IS NOT A PARTY, INCLUDING BUT NOT LIMITED TO ANY AGREEMENT ENTERED INTO BETWEEN ANY ONE OR MORE OF THE ESOP ADMINISTRATORS APPOINTED BY THE COMPANY TO ADMINISTER THE PLAN OR TO DIRECT INVESTMENTS UNDER THIS TRUST, INCLUDING WITHOUT LIMITATION, THE TWO PERSON COMMITTEE UNDER THE PLAN KNOWN AS THE ESOP ADMINISTRATORS (HEREINAFTER REFERRED TO AS THE "ESOP ADMINISTRATORS") AND AN INVESTMENT MANAGER APPOINTED PURSUANT TO SUBPARAGRAPH B OF PARAGRAPH 4 BELOW, SHALL IMPOSE ANY DUTIES OR OBLIGATIONS UPON THE TRUSTEE WITH RESPECT TO THE TRUST FUND.

        2. DISTRIBUTIONS. SUBJECT TO THE PROVISIONS OF PARAGRAPHS 3 AND 4, THE TRUSTEE SHALL FROM TIME TO TIME ON THE DIRECTIONS OF THE ESOP ADMINISTRATORS, EACH OF WHICH IS HEREBY DESIGNATED A "NAMED FIDUCIARY" AS THAT TERM IS DEFINED IN THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974 (AS AMENDED, "ERISA"), MAKE
DISTRIBUTIONS OUT OF THE TRUST FUND TO SUCH PERSONS, WHETHER
NATURAL OR LEGAL, IN SUCH MANNER, IN SUCH AMOUNTS, AND FOR SUCH

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PURPOSES, INCLUDING THE PURCHASE OF LIFE INSURANCE AND/OR ANNUITY
CONTRACTS, AS MAY BE SPECIFIED IN THE DIRECTIONS OF THE ESOP ADMINISTRATORS. THE TRUSTEE SHALL BE UNDER NO DUTY TO MAKE INQUIRIES AS TO WHETHER ANY DISTRIBUTION DIRECTED BY THE ESOP ADMINISTRATORS IS MADE PURSUANT TO THE PROVISIONS OF THE PLAN.

        3. PROHIBITION AGAINST DIVERSION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS TRUST, OR IN ANY AMENDMENT THERETO, IT SHALL BE IMPOSSIBLE, AT ANY TIME PRIOR TO THE SATISFACTION OF ALL LIABILITIES WITH RESPECT TO THE PARTICIPANTS UNDER THE PLAN (THE "PARTICIPANTS") OR THEIR BENEFICIARIES, FOR ANY PART OF THE TRUST FUND, OTHER THAN SUCH PART AS IS REQUIRED TO PAY TAXES AND ADMINISTRATION FEES AND EXPENSES, TO BE USED FOR, OR DIVERTED TO, PURPOSES OTHER THAN FOR THE EXCLUSIVE USE OF THE PARTICIPANTS UNDER THE PLAN OR THEIR BENEFICIARIES. IN MAKING A DISTRIBUTION UPON A DIRECTION AS AUTHORIZED IN PARAGRAPH 2, THE TRUSTEE MAY ACCEPT SUCH DIRECTION AS A CERTIFICATION THAT SUCH PAYMENT COMPLIES WITH THE PROVISIONS OF THIS PARAGRAPH 3 AND NEED MAKE NO FURTHER INVESTIGATION.

        4.     POWERS, DUTIES AND IMMUNITIES OF THE TRUSTEE.

               A. GENERAL. The Trustee shall administer the Trust Fund as a nondiscretionary Trustee, and the Trustee shall not have any discretion or authority with regard to the investment of the Trust
Fund and shall act solely as a directed Trustee of the Trust Fund. Notwithstanding anything herein to the contrary, it is intended that the Trust Fund be invested primarily in the

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common stock of the Company.  The Trustee, as a nondiscretionary
Trustee, as may be directed by the ESOP ADMINISTRATORS (or the Participants to the extent provided herein pursuant to the terms of the Plan) is authorized and empowered, by way of limitation, with the following powers, rights and duties, each of which the Trustee shall exercise in a nondiscretionary manner as directed in accordance with the direction of the ESOP ADMINISTRATORS or the Participants (each as a Named Fiduciary), except to the extent that Plan assets are subject to the control and management of a properly appointed Investment Manager AS OTHERWISE PROVIDED IN THIS PARAGRAPH 4:

               (I) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY SELL, WRITE OPTIONS ON, LEASE FOR ANY TERM OR TERMS (WITH OR WITHOUT OPTION TO PURCHASE), TRANSFER OR EXCHANGE ALL OR ANY PART OF THE PROPERTY HELD BY IT IN THE TRUST FUND AND ALL PROPERTY THAT MAY FROM TIME TO TIME BE SUBSTITUTED THEREFOR OR ADDED THERETO, AT SUCH PRICES AND UPON SUCH TERMS AND CONDITIONS AND IN SUCH MANNER AS IT SHALL DEEM ADVISABLE.

               (II) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE SHALL INVEST AND REINVEST ALL OR SUCH PART OF THE TRUST FUND
        AS IT SHALL DEEM ADVISABLE IN SUCH NOTES, DEBENTURES, BONDS, STOCKS, MUTUAL FUNDS (INCLUDING WITHOUT LIMITATION MUTUAL
        FUNDS TO WHICH THE TRUSTEE OR ANY AFFILIATE MAY SERVE AS INVESTMENT ADVISOR, UNDERWRITER, MANAGER, ADMINISTRATOR, DISTRIBUTOR, CUSTODIAN, TRANSFER AGENT OR IN ANY OTHER CAPACITY, FOR WHICH THE TRUSTEE OR ANY SUCH AFFILIATE MAY RECEIVE A FEE FROM SUCH FUND OR COMPANY (HEREINAFTER CALLED "PROPRIETARY MUTUAL FUNDS"); PROVIDED, HOWEVER, THAT IF THE TRUSTEE PURCHASES AS AN INVESTMENT UNITS IN A PROPRIETARY MUTUAL FUND FOR WHICH IT (OR ANY AFFILIATE) SERVES IN ONE OR MORE OF THE FOREGOING CAPACITIES AND FOR WHICH IT (OR ANY AFFILIATE) RECEIVES A FUND-LEVEL FEE, THE TRUSTEE SHALL NOTIFY THE ESOP ADMINISTRATORS, OR ANOTHER INDEPENDENT FIDUCIARY, IN WRITING, OF ITS INTENTION TO MAKE SUCH INVESTMENTS AND SHALL OBTAIN THE WRITTEN CONSENT OF THE ESOP ADMINISTRATORS, AND/OR SUCH OTHER FIDUCIARY AS MAY BE REQUIRED UNDER ERISA, TO THE
        FEE ARRANGEMENT),

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        LIMITED PARTNERSHIP INTERESTS, TRUST CERTIFICATES AND OTHER
        SECURITIES OR OPTIONS THEREON, INCLUDING STOCKS AND OTHER SECURITIES ISSUED BY THE COMPANY OR ANY SUBSIDIARY OR AFFILIATE THEREOF (ALL OF WHICH ARE HEREIN CALLED "SECURITIES"), LOANS, TIME AND SAVINGS DEPOSITS (INCLUDING SAVINGS DEPOSITS AND CERTIFICATES OF DEPOSIT IN THE TRUSTEE OR ANY AFFILIATE OF THE TRUSTEE IF SUCH DEPOSITS BEAR A REASONABLE RATE OF INTEREST), COMMERCIAL PAPER (INCLUDING PARTICIPATION IN POOLED COMMERCIAL PAPER ACCOUNTS), ANNUITY AND INSURANCE CONTRACTS (INCLUDING, BUT NOT LIMITED TO, RETIREMENT INCOME CONTRACTS OR CONTRACTS OF THE DEPOSIT ADMINISTRATION TYPE OR FOR THE ACCUMULATION OF INTEREST), REAL ESTATE, REAL ESTATE MORTGAGES AND OTHER KINDS OF PROPERTY OF EVERY KIND AND DESCRIPTION, AS THE TRUSTEE MAY DEEM PROPER AND SUITABLE. THE TRUSTEE MAY INVEST IN UNITS OF ANY ONE OR MORE COLLECTIVE TRUST FUNDS, INCLUDING BUT NOT LIMITED TO THE KEY TRUST MULTIPLE INVESTMENT TRUST FOR EMPLOYEE BENEFIT TRUSTS, THE KEY TRUST EB MANAGED GUARANTEED INVESTMENT CONTRACT FUND, OR IN UNITS OF ANY OTHER GROUP OR COLLECTIVE TRUST FUND HERETOFORE OR HEREAFTER CREATED, WHICH SHALL HAVE BEEN DETERMINED BY THE INTERNAL REVENUE SERVICE TO BE A "POOLED FUND ARRANGEMENT" AS DESCRIBED IN REVENUE RULING 81-100, AND WHICH SHALL BE ADMINISTERED BY THE TRUSTEE OR ANY OTHER AFFILIATED BANK, TRUST COMPANY OR CORPORATION, OR ANY OF THEIR SUCCESSORS OR ASSIGNS, OR ANY INVESTMENT MANAGER APPOINTED HEREUNDER OR ANOTHER FIDUCIARY HEREUNDER; PROVIDED, HOWEVER, SUCH INVESTMENT MANAGER OR OTHER FIDUCIARY QUALIFIES AS AN INVESTMENT MANAGER UNDER SECTION 3(38) OF ERISA (HEREINAFTER CALLED A "COLLECTIVE TRUST FUND"), IRRESPECTIVE OF THE PROPORTION OF THE TRUST FUND REPRESENTED BY ANY SUCH INVESTMENT OR ANY DELEGATION OF AUTHORITY RESULTING THEREFROM. AS LONG AS THE TRUSTEE HOLDS ANY GROUP OR COLLECTIVE TRUST FUND UNITS HEREUNDER, THE INSTRUMENTS ESTABLISHING AND/OR AMENDING ANY SUCH COLLECTIVE TRUST FUND SHALL BE ADOPTED AND MADE A PART OF THIS TRUST AS THOUGH FULLY SET FORTH HEREIN. NOTWITHSTANDING THE FOREGOING, THE TRUSTEE SHALL BE UNDER NO OBLIGATION TO INVEST IN ANY ASSET NOT REGULARLY OFFERED BY IT AS AN INVESTMENT OPTION UNLESS IT AGREES TO DO SO IN WRITING. TO THE EXTENT THAT THE TRUSTEE AGREES TO INVEST IN AND HOLD ANY ASSET NOT REGULARLY OFFERED BY IT AS AN INVESTMENT OPTION, THE TRUSTEE'S OBLIGATIONS WITH RESPECT TO THE ADMINISTRATION OF THAT ASSET SHALL BE LIMITED TO THOSE OF A CUSTODIAN.

               (III) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY (A) EXERCISE ANY EXCHANGE PRIVILEGES, CONVERSION
        PRIVILEGES AND/OR SUBSCRIPTION RIGHTS AVAILABLE IN CONNECTION WITH ANY PROPERTY AT ANY TIME HELD BY IT; (B) CONSENT TO, OR DISSENT FROM, THE REORGANIZATION, CONSOLIDATION, MERGER OR READJUSTMENT OF THE FINANCES OF, OR THE SALE, MORTGAGE, PLEDGE OR LEASE OF THE PROPERTY OF, ANY CORPORATION, COMPANY OR

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        ORGANIZATION, ANY OF THE SECURITIES OF WHICH MAY AT ANY TIME
        BE HELD BY IT; (C) DEPOSIT ANY PROPERTY HELD HEREUNDER WITH ANY PROTECTIVE, REORGANIZATION OR SIMILAR ESOP ADMINISTRATORS AND DELEGATE DISCRETIONARY POWER THERETO; AND (D) DO ANY ACT WITH REFERENCE TO THE MATTERS IN THIS PARAGRAPH, INCLUDING BUT NOT LIMITED TO THE EXERCISE OF OPTIONS, MAKING OF AGREEMENTS OR SUBSCRIPTIONS AND THE PAYMENT OF EXPENSES, ASSESSMENTS OR SUBSCRIPTIONS, WHICH THE TRUSTEE MAY DEEM NECESSARY OR ADVISABLE IN CONNECTION THEREWITH.

               (IV) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY RETAIN FOR SUCH TIME AS IT MAY DEEM ADVISABLE ANY PROPERTY ACQUIRED BY IT PURSUANT TO THE PRECEDING PARAGRAPH WHETHER OR NOT SUCH PROPERTY WOULD NORMALLY BE PURCHASED AS AN INVESTMENT HEREUNDER.

               (V) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY VOTE ANY STOCK OR OTHER SECURITIES AND EXERCISE ANY RIGHT APPURTENANT TO ANY STOCK, OTHER SECURITIES OR OTHER PROPERTY HELD HEREUNDER, EITHER IN PERSON OR BY GENERAL OR LIMITED PROXY, POWER OF ATTORNEY OR OTHER INSTRUMENT, EXCEPT AS THE SAME IS MODIFIED BY SUBPARAGRAPH B OF THIS PARAGRAPH 4 RELATING TO COMPANY STOCK.

               (VI) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY MANAGE, OPERATE, REPAIR AND IMPROVE ANY REAL OR PERSONAL PROPERTY HELD BY IT IN THE TRUST FUND.

               (VII) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY (A) RENEW OR EXTEND OR PARTICIPATE IN THE RENEWAL OR EXTENSION OF ANY DEBT OWING TO THE TRUST FUND, UPON SUCH TERMS AS IT MAY DEEM ADVISABLE, AND AGREE TO A REDUCTION IN THE RATE OF INTEREST ON ANY SUCH DEBT OR TO ANY OTHER MODIFICATION OR CHANGE IN THE TERMS OF ANY MORTGAGE OR OF ANY GUARANTEE PERTAINING THERETO, IN SUCH MANNER AND TO SUCH EXTENT AS IT
        MAY DEEM ADVISABLE FOR THE PROTECTION OF THE TRUST FUND OR THE PRESERVATION OF THE VALUE OF THE INVESTMENT; (B) WAIVE ANY DEFAULT WHETHER IN THE PERFORMANCE OF ANY COVENANT OR
        CONDITION OF ANY EVIDENCE OF SUCH INDEBTEDNESS OR MORTGAGE OR
        IN THE PERFORMANCE OF ANY GUARANTEE OR ENFORCE ANY RIGHTS AVAILABLE TO THE TRUSTEE BY REASON OF ANY SUCH DEFAULT IN SUCH MANNER AND TO SUCH EXTENT AS IT MAY DEEM ADVISABLE; (C)
        EXERCISE AND ENFORCE ANY AND ALL RIGHTS OF FORECLOSURE, BID IN PROPERTY AT FORECLOSURE, TAKE A DEED IN LIEU OF FORECLOSURE
        WITH OR WITHOUT PAYING A CONSIDERATION THEREFOR AND IN CONNECTION THEREWITH RELEASE THE OBLIGATION ON ANY NOTE OR
        OTHER EVIDENCE OF INDEBTEDNESS SECURED BY SUCH MORTGAGE; AND
        (D) EXERCISE AND ENFORCE IN ANY ACTION,

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        SUIT OR PROCEEDING AT LAW OR IN EQUITY ANY RIGHTS OR REMEDIES
        IN RESPECT TO ANY SUCH DEBT, MORTGAGE OR GUARANTEE.

               (VIII) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY SETTLE, COMPROMISE OR SUBMIT TO ARBITRATION ANY CLAIMS, DEBTS OR DAMAGES DUE TO OR OWING FROM THE TRUST FUND, COMMENCE, AND DEFEND SUITS OR LEGAL PROCEEDINGS AND ACT, IN ITS CAPACITY AS TRUSTEE, AS THE NAMED PARTY IN ALL SUITS OR LEGAL PROCEEDINGS BROUGHT BY OR AGAINST THE TRUST FUND.

               (IX) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY FORM OR JOIN WITH OTHERS IN THE FORMATION OF SUCH
        CORPORATIONS AS SHALL BE DEEMED ADVISABLE IN CONNECTION WITH THE ADMINISTRATION OR DISTRIBUTION OF THE TRUST FUND AND
        TRANSFER TO ANY SUCH CORPORATION SUCH PROPERTY AS THE TRUSTEE SHALL IN ITS DISCRETION DEEM ADVISABLE.

               (X) AT THE DIRECTION OF A NAMED FIDUCIARY, THE TRUSTEE MAY BORROW FROM ANY LENDER (INCLUDING A PARTY IN INTEREST AS DEFINED IN SECTION 3(14) OF ERISA) TO FINANCE THE ACQUISITION OF SHARES OF COMMON STOCK OF THE COMPANY, GIVING ITS NOTE AS TRUSTEE WITH SUCH REASONABLE INTEREST AND SECURITY FOR THE LOAN AS MAY BE APPROPRIATE OR NECESSARY; PROVIDED, HOWEVER, THAT ANY SUCH BORROWING SHALL COMPLY WITH THE PROVISIONS OF
        SECTION 5 OF THE PLAN;

               (XI) THE TRUSTEE MAY HOLD SECURITIES IN BEARER FORM AND MAY REGISTER SECURITIES AND OTHER PROPERTY HELD IN THE TRUST FUND IN ITS OWN NAME OR IN THE NAME OF A NOMINEE, COMBINE CERTIFICATES REPRESENTING SECURITIES WITH CERTIFICATES OF THE SAME ISSUE HELD BY THE TRUSTEE IN OTHER FIDUCIARY CAPACITIES, AND DEPOSIT, OR ARRANGE FOR DEPOSIT OF PROPERTY WITH ANY DEPOSITORY BUT THE BOOKS AND RECORDS OF THE TRUSTEE SHALL AT ALL TIMES SHOW THAT ALL SUCH SECURITIES ARE PART OF THE TRUST FUND.

               (XII) THE TRUSTEE MAY HOLD IN ITS BANKING DEPARTMENT UNINVESTED AND UNPRODUCTIVE OF INCOME, WITHOUT LIABILITY FOR INTEREST THEREON, EXCEPT SUCH AS MAY BE ALLOWED IN ACCORDANCE WITH ITS REGULATIONS, SUCH PART OF THE TRUST FUND AS IS REASONABLE UNDER THE CIRCUMSTANCES.

               (XIII) THE TRUSTEE MAY MAKE, EXECUTE AND DELIVER, AS TRUSTEE, WITH OR WITHOUT A PROVISION FOR NO INDIVIDUAL
        LIABILITY ON ITS PART, ANY AND ALL CONVEYANCES, NOTES,

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        CONTRACTS, WAIVERS, RELEASES, LEASES, ASSIGNMENTS, MORTGAGES,
        OPTIONS, POWERS OF ATTORNEY OR OTHER INSTRUMENTS IN WRITING THAT THE TRUSTEE MAY DEEM NECESSARY OR ADVISABLE IN
        ADMINISTERING THE TRUST FUND.

               (XIV) THE TRUSTEE MAY EMPLOY, at the expense of the Company or the Trust Fund, agents and delegate to them such duties as the Trustee sees fit; the Trustee shall not be responsible for any loss occasioned by any such agents selected by it with reasonable care; the Trustee may consult with legal counsel (who may be counsel for the Company) concerning any questions which may arise with reference to its power or duties under the Plan, and the written opinion of such counsel shall be full and complete protection with respect to any action taken or not taken by the Trustee in good faith and in accordance with the written opinion of such counsel.

               (XV) THE TRUSTEE MAY pay out of the Trust Fund any taxes imposed or levied with respect to the Trust Fund and may contest the validity or amount of any tax, assessment, penalty, claim or demand respecting the Trust Fund; however, unless the Trustee shall have first been indemnified to its satisfaction, it shall not be required to contest the validity of any tax, or to institute, maintain or defend against any other action or proceeding either at law or in equity.

               (XVI) THE TRUSTEE MAY make loans to Participants in accordance with policies established by the Company or the ESOP Administrators and in accordance with the terms of the Plan and to segregate or otherwise identify property of the Trust Fund as directed by the ESOP Administrators for such purpose including providing collateral for loans made pursuant to the Plan.

               (XVII) WITHOUT LIMITATION OF THE FOREGOING, THE TRUSTEE MAY DO ALL SUCH ACTS, EXECUTE ALL SUCH INSTRUMENTS, TAKE ALL SUCH PROCEEDINGS AND EXERCISE ALL SUCH RIGHTS, POWERS AND PRIVILEGES WITH RELATION TO ANY ASSETS CONSTITUTING A PART OF THE TRUST FUND, AS IT MAY DEEM NECESSARY OR ADVISABLE TO CARRY OUT THE PURPOSES OF THIS TRUST.

               B.  DIRECTED INVESTMENTS.  THE COMPANY OR THE ESOP
Administrators SHALL HAVE THE FOLLOWING POWERS AND RESPONSIBILITIES WITH RESPECT TO THE ASSETS HELD IN THE TRUST FUND:

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               (I)  COMPANY OR ESOP Administrators Direction.  The
        assets of the Trust Fund shall be held in such number of Investment Funds (the "Investment Funds") as the ESOP Administrators and the Trustee may agree, plus a Company Stock
        Fund if elected by the ESOP Administrators and permitted by the terms of the Plan, as the ESOP Administrators shall designate in writing on the Investment Fund Designation form affixed hereto. Such Investment Funds shall be selected by the ESOP Administrators subject to the Trustee's agreement to administer such investments under this Agreement. The ESOP Administrators hereby acknowledge that, available as In-vestment Funds are interests in Proprietary Mutual Funds and Collective Funds. The ESOP Administrators acknowledge that as a Named Fiduciary, they have the sole responsibility for selection of the Investment Funds offered under the Plan, and have done so on the basis of the ESOP Administrators' determination, after due inquiry, of the appropriateness of the selected Investment Funds as vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (a) the investment policy and philosophy of the Company developed pursuant to ERISA <SUBSECTION> 402(b)(1); (b) the Participants, including average level of investment experience and sophistication; (c) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan assets held for their benefit; (d) the ability of Participants, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations. In making the selection of Investment
        Funds, the ESOP Administrators represent that they did not rely on any representations or recommendations from the Trustee or any of its employees, except as may have been provided through written materials, including marketing materials provided by the various sponsors or distributors of the Investment Funds, and that the Investment Fund selection has not be influenced, approved, or encouraged through the actions of the Trustee or its employees.

        For purposes of the Plan, "Company Stock" shall mean common stock listed on a recognized securities exchange issued by the Company as employer of Employees covered by the Plan or by an affiliate of such Company and which shall be a "qualifying employer security" as defined in ERISA. The Company Stock Fund shall be invested and reinvested in shares of Company Stock, which stock shall be purchased by the Trustee to the extent not contributed to the Plan by the Company, except for amounts which may

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        reasonably be expected to be necessary to satisfy
        distributions to be made in cash. Up to 100% of the assets of the Trust Fund may be invested in Company Stock.

        All contributions shall be allocated by the Trustee to the Plan's Investment Funds specified by the ESOP Administrators. Dividends, interest and other distributions shall be reinvested in the same Investment Fund from which received.

        Unless specifically agreed to between the Trustee and the Company or the ESOP Administrators, the Trustee shall be under no obligation to invest in any asset not regularly offered by the Trustee for use as an Investment Fund. To the extent that the Trustee agrees to hold an asset not regularly offered by it as an Investment Fund, the Trustee's obligations with respect to the administration of that asset shall be limited to those of a custodian.

        The Trustee shall not be liable but shall be fully protected by reason of its taking or refraining from taking any action at the direction of the Company or the ESOP Administrators, nor shall the Trustee be liable but shall be fully protected by reason of its refraining from taking any action because of the failure of the Company, the ESOP Administrators, or any Participant to give a direction or order. The Trustee shall be under no duty to question or make inquiry as to any direction, notification or order or failure to give a direction, notification or order by the Company, the ESOP Administrators or any Participant. The Trustee shall be under no duty to make any review of investments directed by the Company, the ESOP Administrators or any Participant acquired for the Trust Fund and under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investments. While the Company may direct the Trustee with respect to Plan investments, unless specifically authorized pursuant to ERISA under the plan, the Company may not (a) borrow from the Fund or pledge any assets of the Fund as security for a loan; (b) buy property or assets from or sell property or assets to the Fund; (c) charge any fee for services rendered to the Fund; or (d) receive any services from the Fund on a preferential basis.

               (II) INVESTMENT MANAGERS. FROM TIME TO TIME THE ESOP ADMINISTRATORS MAY DESIGNATE AN INVESTMENT MANAGER, WHO SHALL BE (A) EITHER REGISTERED AS AN INVESTMENT ADVISER UNDER THE INVESTMENT ADVISERS ACT OF 1940, (B) A BANK, AS DEFINED IN THAT ACT, OR (C) AN INSURANCE COMPANY QUALIFIED TO PERFORM INVESTMENT SERVICES UNDER THE LAWS OF MORE THAN ONE STATE OF THE UNITED STATES, AND WHO ACKNOWLEDGES IN WRITING TO THE

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        COMPANY AND THE TRUSTEE THAT IT IS A FIDUCIARY WITH RESPECT TO
        THE ASSETS OF THE TRUST FUND UNDER SUCH INVESTMENT MANAGER'S CONTROL WITH AUTHORITY TO DIRECT THE INVESTMENT AND REINVESTMENT OF AN INVESTMENT FUND OR FUNDS SPECIFIED IN SUCH NOTICE AND WITH SUCH ADDITIONAL AUTHORITY AS MAY BE SPECIFIED THEREIN. THE INVESTMENT MANAGER SHALL NOT BE THE AGENT OF THE TRUSTEE. THE ESOP Administrators MAY BY SIMILAR NOTICE MODIFY OR TERMINATE SUCH DESIGNATION AND AUTHORITY FROM TIME TO TIME. SO LONG AS, AND TO THE EXTENT THAT, ANY SUCH DESIGNATION IS IN EFFECT, THE TRUSTEE (A) SHALL INVEST, REINVEST AND RETAIN THE INVESTMENT FUND ASSIGNED TO AN INVESTMENT MANAGER IN
        ACCORDANCE WITH THE INSTRUCTIONS RECEIVED FROM SUCH INVESTMENT MANAGER, (B) WITH RESPECT TO ASSETS IN SUCH INVESTMENT FUND SHALL FOLLOW ANY INSTRUCTIONS RECEIVED BY IT FROM SUCH INVESTMENT MANAGER AS TO THE EXERCISE BY THE INVESTMENT
        MANAGER OF THE POWERS UNDER SUBSECTIONS (I) THROUGH (IX) OF SUBPARAGRAPH A OF THIS PARAGRAPH 4, WHICH POWERS SHALL BE EXCLUSIVELY HELD BY THE INVESTMENT MANAGER, AND (C) AS TO
        THOSE ASSETS IN THE INVESTMENT FUND, SHALL BE RELEASED AND RELIEVED OF ALL DUTIES, RESPONSIBILITIES AND LIABILITIES INCIDENT TO SUCH DESIGNATION, AND THEREAFTER ACT IN THE CAPACITY OF CUSTODIAN OF SUCH ASSETS AND A NONDISCRETIONARY TRUSTEE. THE TRUSTEE, IN ITS CAPACITY OF NONDISCRETIONARY TRUSTEE AND CUSTODIAN, SHALL RETAIN ONLY THOSE POWERS AND DUTIES SET FORTH IN SUBSECTIONS (XI) THROUGH (XVII) OF SUBPARAGRAPH A OF THIS PARAGRAPH 4 AS ARE NECESSARY TO ITS FUNCTIONS AS CUSTODIAN. THE OTHER POWERS SET FORTH IN SAID SUBPARAGRAPH A SHALL ONLY BE EXCERCISED UPON THE WRITTEN DIRECTIONS OF THE INVESTMENT MANAGER SO LONG AS, AND TO THE EXTENT THAT, NO SUCH DESIGNATION IS IN EFFECT, THE TRUSTEE SHALL INVEST, REINVEST AND RETAIN, IN ACCORDANCE WITH ITS OWN DISCRETION, THAT PART OF THE TRUST FUND NOT ASSIGNED TO AN INVESTMENT MANAGER.

               (III) INSURANCE. THE TRUSTEE MAY TRANSFER SUCH PORTION OF THE TRUST FUND AS THE ESOP Administrators SHALL DIRECT TO ANY INSURANCE COMPANY FOR ONE OR MORE POLICIES, ANNUITY OR OTHER CONTRACTS, WHETHER OR NOT THEY ARE GROUP CONTRACTS, INCLUDING CONTRACTS WHICH PROVIDE FOR THE ALLOCATION OF
        AMOUNTS THEREUNDER TO THE INSURANCE COMPANY'S GENERAL ACCOUNT AND/OR TO ONE OR MORE OF ITS SEPARATE ACCOUNTS MAINTAINED FOR THE COLLECTIVE INVESTMENT OF ASSETS OF QUALIFIED RETIREMENT PLANS. THE INSURANCE COMPANY SHALL HAVE ALL THE SAME POWERS WITH RESPECT TO THE ASSETS HELD UNDER A CONTRACT AS AN INVESTMENT MANAGER HAS WITH RESPECT TO ASSETS OF THE TRUST
        FUND PURSUANT TO SUBPARAGRAPH A OF THIS PARAGRAPH 4.

               (IV)  FOLLOWING DIRECTIONS OF THE COMPANY OR ESOP
        Administrators.  SO LONG AS, AND TO THE EXTENT THAT, THE
        COMPANY OR ESOP Administrators SHALL EXERCISE THE POWER TO

        MANAGE AS A NAMED FIDUCIARY ASSETS HELD AS PART OF AN INVESTMENT FUND, THE TRUSTEE: (A) SHALL INVEST, REINVEST AND RETAIN THE INVESTMENT FUND ASSIGNED TO THE COMPANY OR ESOP Administrators IN ACCORDANCE WITH THE INSTRUCTIONS RECEIVED FROM THE COMPANY OR ESOP Administrators; (B) WITH RESPECT TO ASSETS IN SUCH INVESTMENT FUND SHALL FOLLOW ANY INSTRUCTIONS RECEIVED BY IT FROM THE COMPANY OR ESOP Administrators AS TO THE EXERCISE BY THE COMPANY OR ESOP Administrators OF THE POWERS UNDER SUBSECTIONS (I) THROUGH (X) OF SUBPARAGRAPH A OF THIS PARAGRAPH 4, WHICH POWERS SHALL BE EXCLUSIVELY HELD BY THE COMPANY OR ESOP Administrators; AND (C) AS TO THOSE ASSETS IN THE INVESTMENT FUND, SHALL BE RELEASED AND RELIEVED OF ALL DUTIES, RESPONSIBILITIES AND LIABILITIES INCIDENT TO SUCH POWER, AND THEREAFTER ACT IN THE CAPACITY OF CUSTODIAN OF SUCH ASSETS AND A NONDISCRETIONARY TRUSTEE. THE TRUSTEE, IN ITS CAPACITY OF NONDISCRETIONARY TRUSTEE AND CUSTODIAN, SHALL RETAIN ONLY THOSE POWERS AND DUTIES SET FORTH IN SUBSECTIONS
        (XI) THROUGH (XVII) OF SUBPARAGRAPH A OF THIS PARAGRAPH 4 AS ARE NECESSARY TO ITS FUNCTIONS AS CUSTODIAN. THE OTHER POWERS SET FORTH IN SAID SUBPARAGRAPH A SHALL ONLY BE EXCERCISED UPON THE WRITTEN DIRECTIONS OF THE COMPANY OR ESOP Administrators.

               (V) SPECIAL LIMITED PURPOSE FUNDS. THE COMPANY OR ESOP ADMINISTRATORS MAY DESIGNATE AN INVESTMENT FUND AS A SPECIAL PURPOSE OR LIMITED PURPOSE FUND THAT IS TO BE MANAGED (WHETHER BY THE COMPANY, THE ESOP ADMINISTRATORS, THE TRUSTEE OR AN INVESTMENT MANAGER) IN ACCORDANCE WITH SPECIAL OBJECTIVES OR LIMITATIONS OR INVESTMENT PRACTICES (SUCH AS, BUT NOT LIMITED TO, APPROXIMATING THE RESULTS OF A DESIGNATED MARKET INDEX).

               C. PARTICIPANT DIRECTION. Each Participant shall by such mechanism as may be agreed upon between the Trustee and the ESOP Administrators, have the ability to direct that the contributions made to his or her accounts for which the Participant may direct investments, as selected by the ESOP Administrators in the Plan, be invested in one or more of the Investment Funds, including the Company Stock Fund, if applicable. At the time an Employee becomes eligible for the Plan, he or she shall specify the percentage of his or her accounts (expressed in percentage increments as may be agreed to between the ESOP Administrators and the Trustee) to be invested prorata in each such Investment Fund. In the event a Participant fails to direct investments of assets made to his or her accounts, the Trustee shall invest such assets in such investment fund or funds as the ESOP Administrators shall direct. For purposes of the immediately preceding sentence, the ESOP Administrators, as a Named Fiduciary, shall designate an investment fund or funds as a default investment into which all assets of Participants who fail to direct the investment of assets will be invested.

                       (i) Upon prior written notice to the Trustee, or other form of notice acceptable to the Trustee, a Participant may change an investment direction with respect to future contributions. Through acceptable notice to the Trustee and pursuant to the terms of the Plan, the Participant may elect to transfer all or a portion of such Participant's interest in each Investment Fund (based on the value of such interest on the "Valuation Date" immediately preceding such election), to any other of the Investment Funds selected by the ESOP Administrators so that the Participant's interest in the said Investment Funds immediately after the transfer is allocated in percentage increments as may be agreed to by the ESOP Administrators and the Trustee. For purposes of this Trust Agreement a "Valuation Date" is the date or dates on which the Company and the Trustee mutually agree that the assets of the Trust Fund will be valued.

                       (ii) Notwithstanding any Participant's election to change Investment Funds, the Trustee may, in its discretion, delay satisfaction of changes in Investment Funds pending settlement of prior changes in Investment Funds and will process such elections subject to any restrictions on withdrawals and admissions in any Collective Trust Fund.

                       (iii)  The Company will be responsible when
        transmitting Company and Employee contributions to show the dollar amount to be credited to each Investment Fund for each Employee.

                       (iv) Except as otherwise provided in the Plan, neither the Trustee, the Company, ESOP Administrators nor any fiduciary of the Plan shall be liable to the Participant or any of his or her beneficiaries for any loss resulting from action taken at the direction of the Participant.

                       (V) NOTWITHSTANDING ANYTHING IN THE PLAN OR THIS TRUST TO THE CONTRARY, WHEN INVESTMENT FUNDS ARE ESTABLISHED OVER WHICH A PLAN PARTICIPANT OR BENEFICIARY OF A PLAN PARTICIPANT IS PERMITTED TO EXERCISE CONTROL OVER INVESTMENT
        OF THE PORTION OF THE TRUST FUND HELD FOR HIS BENEFIT (A "PARTICIPANT DIRECTED INVESTMENT"), THE TRUSTEE, ESOP ADMINISTRATORS, AND ALL OTHER FIDUCIARIES OF THE PLAN AND/OR TRUST SHALL BE SUBJECT TO THE PROPER DIRECTIONS OF SUCH PARTICIPANT. WHENEVER THE TRUSTEE, ESOP ADMINISTRATORS, OR
        ANY OTHER FIDUCIARY OF THE PLAN AND/OR TRUST RECEIVES
        DIRECTION FROM A PARTICIPANT REGARDING THE INVESTMENT OF
        HER/HIS ACCOUNT (TO THE EXTENT AUTHORIZED IN THE PLAN OR THIS TRUST), THE DIRECTION SHALL BE TREATED AS THE PROPER DIRECTION OF A "NAMED FIDUCIARY" AND THE TRUSTEE, ESOP ADMINISTRATORS,
        AND ALL OTHER FIDUCIARIES SHALL BE ENTITLED TO RELY ON SUCH DIRECTION WITHOUT OBLIGATION OF INQUIRY AS TO THE APPROPRIATENESS OF THE DIRECTION GIVEN BY SUCH PARTICIPANT. NEITHER THE TRUSTEE, THE COMPANY NOR THE ESOP ADMINISTRATORS SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY LOSSES WHICH MAY RESULT FROM EITHER A PARTICIPANT'S DIRECTION OF ANY INVESTMENT OR FOR ANY LOSS WHICH MAY RESULT BY FAILURE OF A PARTICIPANT
        TO MAKE SUCH DIRECTION. NOR SHALL THE TRUSTEE, THE COMPANY OR ESOP ADMINISTRATORS HAVE ANY LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY DISPARITY BETWEEN THE PERFORMANCE OR RATES
        OF INVESTMENT RETURN OF ANY PARTICIPANT DIRECTED ACCOUNTS AND THE TRUST FUND IN GENERAL.

               D. INVESTMENT FUNDS GENERALLY. WHEN INVESTMENT FUNDS HAVE BEEN ESTABLISHED PURSUANT TO SUBPARAGRAPH B OF THIS PARAGRAPH
4:

               (I) THE ESOP ADMINISTRATORS SHALL REGULARLY NOTIFY EACH DESIGNATED INVESTMENT MANAGER OF THE ANTICIPATED CASH REQUIREMENTS FOR DISBURSEMENTS FROM THE INVESTMENT FUND OR FUNDS UNDER HIS OR ITS DIRECTION, AND THE INVESTMENT MANAGER SHALL DIRECT THE TRUSTEE TO HOLD CASH FUNDS UNINVESTED IN SUCH AMOUNTS AND FOR SUCH PERIODS OF TIME AS MAY APPEAR TO BE REASONABLY NECESSARY TO MEET SUCH CASH REQUIREMENTS. UPON THE APPOINTMENT OF AN INVESTMENT MANAGER, THE TRUSTEE SHALL INVEST AND REINVEST THE CASH FORMING A PART OF ANY INVESTMENT FUND, WHICH IT HAS NOT BEEN DIRECTED TO HOLD UNINVESTED, IN SUCH MONEY MARKET INSTRUMENTS, SUCH AS COMMERCIAL PAPER AND U.S.

        TREASURY BILLS AND NOTES, REPURCHASE AGREEMENTS OR OTHER EVIDENCES OF INDEBTEDNESS WHICH ARE PAYABLE ON DEMAND OR WHICH GENERALLY HAVE A MATURITY DATE OF NOT MORE THAN FIFTEEN (15) MONTHS FROM THE TIME OF ACQUISITION, AND INCLUDING SHARES OF ANY MUTUAL FUND INCLUDING WITHOUT LIMITATION A PROPRIETARY MUTUAL FUND DESCRIBED IN SUBSECTION (II) OF SUBPARAGRAPH 4A.

               (II) THE INVESTMENT MANAGER SHALL PLACE THE BUY OR SELL ORDERS WITH THE BROKERS, OR OTHER PERSONS THROUGH WHOM SUCH TRANSACTIONS SHALL BE ACCOMPLISHED, PERTAINING TO THE INVESTMENT FUND WHICH IS SUBJECT TO THE DIRECTION OF THE INVESTMENT MANAGER. THE TRUSTEE'S SOLE DUTY AND OBLIGATION RELATING TO THE INVESTMENT FUND WHICH IS SUBJECT TO THE DIRECTION OF THE INVESTMENT MANAGER SHALL BE TO ACCEPT AND PAY FOR ANY PROPERTY OF ANY NATURE WHATSOEVER THAT IT MAY BE DIRECTED BY THE INVESTMENT MANAGER TO ACCEPT AND PAY FOR, AND TO DELIVER AGAINST PAYMENT THEREFOR, ANY PROPERTY OF ANY
        NATURE WHATSOEVER WHICH IT MAY BE DIRECTED BY SUCH INVESTMENT MANAGER TO DELIVER AGAINST PAYMENT THEREFOR. THE TRUSTEE
        SHALL USE ITS BEST EFFORTS TO CONSUMMATE ANY SUCH ACCEPTANCE AND PAYMENT, OR DELIVERY AGAINST PAYMENT, AS IT MAY BE
        DIRECTED SO TO DO, AND THIS SHALL CONSTITUTE THE TRUSTEE'S
        SOLE DUTY WITH RESPECT TO SUCH TRADING.

               (III) PAYMENT OF THE COSTS OF THE ACQUISITION, SALE OR EXCHANGE OF ANY SECURITY OR OTHER PROPERTY FOR AN INVESTMENT FUND SHALL BE CHARGED TO SUCH INVESTMENT FUND. IN THE ABSENCE OF A DIRECTION FROM THE ESOP ADMINISTRATORS TO THE CONTRARY, OTHER PAYMENTS AND DISBURSEMENTS FROM THE TRUST FUND SHALL BE CHARGED TO SUCH PART OF THE TRUST FUND AS THE TRUSTEE DEEMS ADVISABLE.

               (IV) ALL INSTRUCTIONS FROM AN INVESTMENT MANAGER (OR FROM PERSONS AUTHORIZED BY AN INVESTMENT MANAGER) TO THE TRUSTEE SHALL BE IN WRITING AND SHALL BE COMPLETE IN ALL REASONABLE AND NECESSARY DETAILS. THE TRUSTEE MAY, IN ITS DISCRETION, ACCEPT DIRECTIONS BY TELEPHONE OR TELEGRAPH CONFIRMED IN WRITING OR BY ANY OTHER MEANS OF COMMUNICATION WHICH IT BELIEVES TO BE GENUINE (INCLUDING COMMUNICATIONS RECEIVED THROUGH THE FACILITIES OF AN INSTITUTIONAL DELIVERY SYSTEM OF A DEPOSITORY) PROVIDED THAT THE TRUSTEE SHALL NOT BE LIABLE FOR EXECUTING OR FAILING TO EXECUTE ANY SUCH DIRECTIONS OR FOR ANY MISTAKE IN THE EXECUTION OF ANY SUCH INSTRUCTION EXCEPT FOR ITS WILLFUL DEFAULT OR GROSS NEGLIGENCE. THE TRUSTEE SHALL HAVE NO DUTY TO QUESTION SUCH INSTRUCTIONS NOR SHALL THE TRUSTEE INCUR ANY LIABILITY FOR FOLLOWING SUCH INSTRUCTIONS.

               (V) IN THE EVENT THAT AN INVESTMENT MANAGER APPOINTED HEREUNDER IS AUTHORIZED AND EMPOWERED BY THE ESOP ADMINISTRATORS TO INVEST AND REINVEST ALL OR ANY PART OF THE TRUST FUND ALLOCATED TO ITS INVESTMENT FUND IN UNITS OF ANY COMMON, COLLECTIVE OR COMMINGLED TRUST FUND MAINTAINED BY SAID INVESTMENT MANAGER AS A QUALIFIED TRUST UNDER THE PROVISIONS OF SECTION 401(A) AND EXEMPT UNDER THE PROVISIONS OF SECTION 501(A) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THEN, NOTWITHSTANDING ANY PROVISION IN THIS TRUST EXPRESSED OR IMPLIED TO THE CONTRARY, UPON DIRECTION OF AN INVESTMENT MANAGER, THE TRUSTEE SHALL MAKE SUCH TRANSFERS TO THE INVESTMENT MANAGER, AS THE TRUSTEE OF A COMMON, COLLECTIVE OR COMMINGLED TRUST FUND DESCRIBED ABOVE, AS ARE NECESSARY TO IMPLEMENT THE FOREGOING.

               (VI) NOTWITHSTANDING THE PROVISIONS OF THIS TRUST WHICH PLACE RESTRICTIONS UPON THE ACTIONS OF THE TRUSTEE, OR THE INVESTMENT MANAGER, TO THE EXTENT MONIES OR OTHER ASSETS ARE UTILIZED TO ACQUIRE UNITS OF ANY COMMON, COLLECTIVE OR GROUP TRUST, THE TERMS OF THE COMMON, COLLECTIVE OR GROUP TRUST INDENTURE SHALL SOLELY GOVERN THE INVESTMENT DUTIES, RESPONSIBILITIES AND POWERS OF THE TRUSTEE OF SUCH COMMON, COLLECTIVE OR GROUP TRUST, AND TO THE EXTENT REQUIRED BY LAW, SUCH TERMS, RESPONSIBILITIES AND POWERS SHALL BE INCORPORATED HEREIN BY REFERENCE AND SHALL BE PART OF THIS TRUST. THE TRUSTEE SHALL HAVE NO DUTY OR RESPONSIBILITY AS TO THE SAFEKEEPING OF SUCH ASSETS OR AS TO THE INVESTMENT AND REINVESTMENT OF THE SAME, EXCEPT THAT THE TRUSTEE SHALL
        REQUIRE SUCH STATEMENTS AND REPORTS FROM SUCH INVESTMENT MANAGER AS MAY BE NECESSARY TO ENABLE THE TRUSTEE TO CARRY OUT ITS RECORDKEEPING AND REPORTING DUTIES UNDER THIS TRUST. THE TRUSTEE SHALL ENTER INTO AND EXECUTE SUCH AGREEMENTS, RECEIPTS AND RELEASES AS SHALL BE REQUIRED TO CARRY OUT THE DIRECTIONS OF THE ESOP ADMINISTRATORS WITH RESPECT TO THE TRANSFER OF ANY ASSETS OF THE TRUST FUND TO OR FROM AN INVESTMENT MANAGER.

               (VII) TO THE EXTENT THAT PROVISIONS OF SUBPARAGRAPHS B, C AND D OF THIS PARAGRAPH 4 ARE INCONSISTENT WITH OTHER
        PROVISIONS OF THIS PARAGRAPH 4, THE PROVISIONS OF SAID
        SUBPARAGRAPHS B, C AND D SHALL BE CONTROLLING.

               E. INCOME. INCOME RECEIVED BY THE TRUST FUND SHALL BE ADDED PERIODICALLY TO THE PRINCIPAL OF THE TRUST FUND BY THE
TRUSTEE AND THE PROFITS AND LOSSES OF THE TRUST FUND SHALL BE
ALLOCATED TO THE PRINCIPAL OF THE TRUST FUND.

               F. UNRELATED BUSINESS INCOME. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE TRUSTEE MAY ENTER INTO A TRANSACTION OR RETAIN A TRUST INVESTMENT WHICH MAY, OR IN FACT DOES, GIVE RISE TO UNRELATED BUSINESS TAXABLE INCOME EITHER THROUGH THE EXERCISE OF
THE TRUSTEE'S SOLE INVESTMENT AUTHORITY HEREUNDER OR PURSUANT TO
THE DIRECTIONS OF THE ESOP ADMINISTRATORS OR AN INVESTMENT MANAGER.

               G. AUTHORITY OF TRUSTEE. NO PERSON DEALING WITH THE TRUST FUND OR THE TRUSTEE SHALL BE REQUIRED TO INQUIRE AS TO THE AUTHORITY OF THE TRUSTEE TO DO ANY ACT OR TO SEE TO THE APPLICATION OF FUNDS OR OTHER PROPERTY PAID OR DELIVERED TO OR UPON THE ORDER
OF THE TRUSTEE, AND ANY ISSUING INSURANCE COMPANY MAY TREAT AS BINDING AND CONCLUSIVE UPON IT ANY ACTION WHICH THE TRUSTEE MAY
TAKE WITH RESPECT TO ANY ANNUITY OR INSURANCE CONTRACT HELD BY THE
TRUSTEE.

               H. INDEMNIFICATION. NEITHER THE TRUSTEE, THE COMPANY NOR THE ESOP ADMINISTRATORS SHALL BE RESPONSIBLE FOR THE INVESTMENT OF ANY PART OF THE TRUST FUND ALLOCATED TO AN INVESTMENT MANAGER.
THE TRUSTEE SHALL BE UNDER NO DUTY TO QUESTION OR MAKE INQUIRY AS
TO ANY DIRECTION, NOTIFICATION OR ORDER OR FAILURE TO GIVE A DIRECTION, NOTIFICATION OR ORDER BY THE ESOP ADMINISTRATORS, THE COMPANY OR AN INVESTMENT MANAGER. THE TRUSTEE SHALL BE UNDER NO
DUTY TO MAKE ANY REVIEW OF INVESTMENTS ACQUIRED FOR AN INVESTMENT FUND MANAGED BY THE ESOP ADMINISTRATORS, THE COMPANY, OR AN INVESTMENT MANAGER AND UNDER NO DUTY AT ANY

TIME TO MAKE ANY RECOMMENDATION WITH RESPECT TO DISPOSING OF OR
CONTINUING TO RETAIN ANY SUCH INVESTMENTS.

        THE COMPANY HEREBY INDEMNIFIES AND HOLDS THE TRUSTEE OR ITS NOMINEE HARMLESS FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES OR REASONABLE EXPENSES OF WHATSOEVER KIND AND NATURE IN CONNECTION WITH OR ARISING OUT OF (I) ANY ACTION TAKEN OR OMITTED IN GOOD FAITH OR ANY INVESTMENT OR DISBURSEMENT OF ANY PART OF THE TRUST FUND MADE BY THE TRUSTEE IN ACCORDANCE WITH THE DIRECTIONS OF THE ESOP ADMINISTRATORS OR A PARTICIPANT PURSUANT TO PARAGRAPH 4 OF SUBPARAGRAPH C HEREOF OR ANY INACTION WITH RESPECT TO ANY INVESTMENT FUND MANAGED BY THE ESOP ADMINISTRATORS OR ANY PARTICIPANT DIRECTED INVESTMENT OR WITH RESPECT TO ANY INVESTMENT PREVIOUSLY MADE AT THE DIRECTION OF THE ESOP ADMINISTRATORS OR ANY PARTICIPANT DIRECTED INVESTMENT IN THE ABSENCE OF DIRECTIONS FROM THE ESOP ADMINISTRATORS OR THE PARTICIPANT THEREFOR, OR (II) ANY ACTION TAKEN OR OMITTED IN GOOD FAITH BY THE TRUSTEE WITH RESPECT TO AN INVESTMENT FUND MANAGED BY AN INVESTMENT MANAGER IN ACCORDANCE WITH ANY DIRECTION OF THE INVESTMENT MANAGER OR ANY INACTION WITH RESPECT TO ANY SUCH INVESTMENT FUND IN THE ABSENCE OF DIRECTIONS FROM THE INVESTMENT MANAGER, OR (III) ANY ACTION TAKEN IN GOOD FAITH BY THE TRUSTEE PURSUANT TO A NOTIFICATION OF AN ORDER TO PURCHASE OR SELL SECURITIES ISSUED BY AN INVESTMENT MANAGER OR THE ESOP ADMINISTRATORS DIRECTLY TO A BROKER OR DEALER, OR (IV) ANY FAILURE BY THE TRUSTEE TO PAY FOR ANY PROPERTY

PURCHASED BY AN INVESTMENT MANAGER OR THE ESOP ADMINISTRATORS FOR
THE TRUST FUND BY REASON OF THE INSUFFICIENCY OF FUNDS IN THE TRUST
FUND.

        ANYTHING HEREINABOVE TO THE CONTRARY NOTWITHSTANDING, THE COMPANY SHALL HAVE NO RESPONSIBILITY TO THE TRUSTEE UNDER THE FOREGOING INDEMNIFICATION IF THE TRUSTEE KNOWINGLY PARTICIPATED IN OR KNOWINGLY CONCEALED ANY ACT OR OMISSION OF THE ESOP ADMINISTRATORS OR ANY INVESTMENT MANAGER KNOWING THAT SUCH ACT OR OMISSION CONSTITUTED A BREACH OF FIDUCIARY RESPONSIBILITY, OR IF THE TRUSTEE FAILS TO PERFORM ANY OF THE DUTIES UNDERTAKEN BY IT UNDER THE PROVISIONS OF THIS TRUST, OF IF THE TRUSTEE FAILS TO ACT IN CONFORMITY WITH THE DIRECTIONS OF AN AUTHORIZED REPRESENTATIVE OF THE INVESTMENT MANAGER OR THE ESOP ADMINISTRATORS, WHICH ARE CONSISTENT WITH THE REQUIREMENTS OF ERISA; PROVIDED, HOWEVER, THAT IF THE TRUSTEE HAS KNOWLEDGE OF A BREACH COMMITTED BY AN INVESTMENT MANAGER, THE SOLE RESPONSIBILITY OF THE TRUSTEE SHALL BE TO NOTIFY THE COMPANY IN WRITING THEREOF, AND THE COMPANY SHALL THEREAFTER ASSUME FULL RESPONSIBILITY TO ALL PERSONS INTERESTED IN THE TRUST FUND TO REMEDY SAID BREACH.

               I. DELEGATION OF AUTHORITY. NO ALLOCATION OR DELEGATION BY THE COMPANY OR THE ESOP ADMINISTRATORS OF ANY OF THEIR
RESPECTIVE POWERS, AUTHORITIES, OR RESPONSIBILITIES UNDER THIS
TRUST TO THE TRUSTEE SHALL BECOME EFFECTIVE UNLESS SUCH ALLOCATION
OR DELEGATION IS SPECIFICALLY SET FORTH IN THIS TRUST OR SHALL
FIRST BE ACCEPTED BY THE TRUSTEE IN A WRITING SIGNED BY IT AND
DELIVERED TO THE COMPANY OR THE ESOP ADMINISTRATORS AS THE CASE MAY
BE.

               J. COPIES OF DOCUMENTS. THE COMPANY SHALL PROVIDE THE TRUSTEE WITH COPIES OF ALL DOCUMENTS CONSTITUTING THE PLAN AT THE
TIME THIS TRUST IS EXECUTED BY THE COMPANY AND ALL OTHER DOCUMENTS AMENDING OR SUPPLEMENTING THE PLAN PROMPTLY UPON THEIR ADOPTION AND THE ESOP ADMINISTRATORS SHALL PROVIDE THE TRUSTEE WITH COPIES OF
ALL AGREEMENTS WITH ALL INVESTMENT MANAGERS APPOINTED BY THE ESOP ADMINISTRATORS AND ALL OTHER DOCUMENTS AMENDING OR SUPPLEMENTING
SUCH AGREEMENTS AND THE TRUSTEE SHALL BE ENTITLED TO RELY UPON THE COMPANY'S AND THE ESOP ADMINISTRATOR'S ATTENTION TO THE AFORESAID OBLIGATION AND SHALL BE UNDER NO DUTY TO INQUIRE OF THE COMPANY OR
THE ESOP ADMINISTRATORS OR ANY OTHER PERSON AS TO THE EXISTENCE OF
ANY SUCH DOCUMENTS NOT PROVIDED BY THE COMPANY OR THE ESOP ADMINISTRATORS PURSUANT TO THE FOREGOING UNDERTAKING.

               K. SECURITIES LENDING. THE ESOP ADMINISTRATORS MAY APPOINT THE TRUSTEE OR ANY OF ITS AFFILIATES UNDER A SEPARATE AGENCY AGREEMENT TO ACT AS AGENT FOR THE TRUST FUND FOR PURPOSES OF LENDING ANY SECURITIES HELD IN THE TRUST FUND (INCLUDING ANY INVESTMENT FUND CREATED PURSUANT TO SUBPARAGRAPH B OF THIS PARAGRAPH 4 IF THE INVESTMENT MANAGER HAS CONSENTED) TO BROKER-DEALER(S) OR BANK(S), AND IN CONNECTION THEREWITH AUTHORIZE THE TRUSTEE OR ANY OF ITS AFFILIATES, AS AGENT, TO ENTER INTO SECURITIES LOAN AGREEMENT(S), TO RECEIVE A REASONABLE FEE AS IT AND THE ESOP ADMINISTRATORS MAY AGREE, TO DELIVER TO ANY SUCH BROKER-

DEALER(S), OR BANK(S), SUCH SECURITIES AND TO PERMIT THE LOANED
SECURITIES TO BE TRANSFERRED INTO THE NAME OF AND VOTED BY THE
BORROWER OR OTHERS.

               L. VOTING OF COMPANY STOCK. All voting rights on shares of Company Stock held in the Company Stock Fund shall be exercised by the Trustee only as directed by the Participants acting in their capacity as "Named Fiduciaries" (as defined in Section 402 of ERISA) in accordance with the following provisions of this Paragraph 4:

                       (i) As soon as practicable before each annual or special shareholders' meeting of the Company, the Trustee shall furnish to each Participant sufficient copies of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how the shares of Company Stock allocated to such Participant's account, and, separately, such shares of Company Stock as may be unallocated ("Unallocated Shares") or allocated to Participant accounts but for which the Trustee does not receive timely voting instruction from the Participant ("Non-Directed Shares"), (including fractional shares to 1/1000th of a share) are to be voted. The direction with respect to Non-Directed Shares and Unallocated Shares shall apply to such number of votes equal to the total number of votes attributable to Non-Directed Shares and Unallocated Shares multiplied by a fraction, the numerator of which is the number of shares of Company Stock credited to the Participant's account and the denominator of which is the total number of shares credited to the accounts of all such Participants who have timely provided directions to the Trustee with respect to Non-Directed Shares and Unallocated Shares under this Paragraph 4. The Company and the ESOP Administrators will cooperate with the Trustee to ensure that Participants receive the requisite information in a timely manner. The materials furnished to the Participants shall include a notice from the Trustee that the Trustee will vote any shares for which timely instructions are not received by the Trustee as may be directed by those voting Participants, acting in their capacity as Named Fiduciaries of the Plan as provided above. Upon timely receipt of such instructions, the Trustee shall vote the shares as instructed. The instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including directors, officers or employees of the Company, or of any other company, except as otherwise required by law.

                       (ii)  With respect to all corporate matters
        submitted to shareholders, all shares of Company Stock shall be voted only in accordance with the directions of such Participants as Named Fiduciaries as given to the Trustee as provided in Section 4(L)(i). With respect to shares of Company Stock allocated to the account of a deceased Participant, such Participant's Beneficiary, as Named Fiduciary, shall be entitled to direct the voting of shares of Company Sock as if such Beneficiary were the Participant.

                       M. TENDER OFFERS ON COMPANY STOCK. All tender or exchange decisions with respect to Company Stock held in the Company Stock Fund shall be made only by the Participants acting in their capacity as Named Fiduciaries with respect to the Company Stock allocated to their accounts in accordance with the following provisions of this Paragraph:

                       (i) In the event an offer shall be received by the Trustee (including a tender offer for shares of Company Stock subject to Section 14(d)(1) of the Securities Exchange Act of 1934 or subject to Rule 13e-4 promulgated under that Act, as those provisions may from time to time be amended) to purchase or exchange any shares of Company Stock held by the Trust, the Trustee will advise each Participant who has shares of Company Stock credited to such Participant's account in writing of the terms of the offer as soon as practicable after its commencement and will furnish each Participant with a form by which he may instruct the Trustee confidentially whether or not to tender or exchange shares allocated to such Participant's account, and, separately, Unallocated Shares and Non-Directed Shares (including fractional shares to 1/1000th of a share). The directions with respect to Non-Directed
        Shares and Unallocated Shares shall apply to such number of Non-Directed Shares and Unallocated Shares equal to the total number of Non-Directed Shares and Unallocated Shares multiplied by a fraction, the numerator of which is the number of shares of Company Stock credited to the Participant's account and the denominator of which is the total number of shares credited to the accounts of all such Participants who have timely provided directions to the Trustee with respect to Non-Directed Shares and Unallocated Shares under this
        Paragraph. The materials furnished to the Participants shall include (i) a notice from the Trustee that, except as provided in this

        Paragraph, the Trustee will not tender or exchange any shares for which timely instructions are not received by the Trustee and (ii) such related documents as are prepared by any person and provided to the shareholders of the Company pursuant to the Securities Exchange Act of 1934. The ESOP Administrators and the Trustee may also provide Participants with such other material concerning the tender or exchange offer as the Trustee or the ESOP Administrators in their discretion determine to be appropriate; provided, however, that prior to any distribution of materials by the ESOP Administrators, the Trustee shall be furnished with sufficient numbers of complete copies of all such materials. The Company and the ESOP Administrators will cooperate with the Trustee to ensure that Participants receive the requisite information in a timely manner.

                       (ii) The Trustee shall tender or not tender shares or exchange shares of Company Stock (including fractional shares to 1/1000th of a share) only as and to the extent instructed by the Participants as Named Fiduciaries as provided in Paragraph 4(M)(i). With respect to shares of Company Stock allocated to the account of a deceased
        Participant, such Participant's Beneficiary, as a Named
        Fiduciary, shall be entitled to direct the Trustee whether or not to tender or exchange such shares as if such Beneficiary were the Participant. The instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including directors, officers or employees of the Company, or of any other company, except as otherwise required by law.

                       (iii) In the event, under the terms of a tender offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such offer may be withdrawn from such offer, the Trustee shall follow such instructions respecting the withdrawal of such securities from such offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants, as Named Fiduciaries, entitled under this Paragraph 4(M) to give instructions as to the sale, exchange or transfer of securities pursuant to such offer.

                       (iv) In the event an offer shall be received by the Trustee and instructions shall be solicited from Participants pursuant to this Paragraph 4(M) regarding such offer, and prior to termination of such offer, another offer is received by the Trustee for the securities subject to the first offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee
        (i) with respect to
securities tendered for sale, exchange or transfer pursuant to the first offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second offer and (ii) with respect to securities not tendered for sale, exchange or transfer pursuant to the first offer, whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in Paragraph 4(M)(i). With respect to any further offer for any Company Stock received by the Trustee and subject to any earlier offer (including successive offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

                       (v) A Participant's instructions to the Trustee to tender or exchange shares of Company Stock will not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's interest in the Plan. Funds received in exchange for tendered shares will be credited to the account of the Participant whose shares were tendered and will be used by the Trustee to purchase Company Stock, as soon as practicable. In the interim, the Trustee will invest such funds in short-term investments permitted under the Plan, and in the same manner in which forfeited amounts are invested.

                       (vi) In the event the Company initiates a tender or exchange offer, the Trustee may, in its sole discretion, enter into an agreement with the Company not to tender or exchange any shares of Company Stock in such offer, in which event, the foregoing provisions of this Paragraph shall have no effect with respect to such offer and the Trustee shall not tender or exchange any shares of Company Stock in such offer.

               N. DESIGNATION OF AGENTS RE COMPANY STOCK FUND. The Trustee acting with respect to the Company Stock Fund may, with the consent of the ESOP Administrators, employ an agent selected by the Trustee to solicit the instructions to vote or tender provided for in subparagraphs L and M of this Paragraph 4, and shall be held harmless in relying upon such agent's written advice as to how shares are to be voted or tendered.

               O. SECURITIES LAWS. The Company shall be responsible for complying with applicable federal and state securities laws and regulations.

               P. VALUATIONS. As of each Valuation Date, the Trustee shall determine the fair market value of each Investment Fund, including the Company Stock Fund, if any, being administered by the Trustee; PROVIDED, HOWEVER, THAT WITH RESPECT TO ANY ASSET ACQUIRED
BY THE COMPANY, THE ESOP ADMINISTRATORS OR AN INVESTMENT MANAGER,
THE TRUSTEE WILL ONLY BE RESPONSIBLE FOR VALUING SUCH ASSET IF THE
ASSET IS PUBLICLY TRADED OR REPORTED ON A PRICING SERVICE TO WHICH
THE TRUSTEE SUBSCRIBES.  THE COMPANY OR, IF DESIGNATED BY THE
COMPANY, THE ESOP ADMINISTRATORS OR THE INVESTMENT MANAGER, WILL BE RESPONSIBLE FOR VALUING ALL OTHER ASSETS ACQUIRED BY THE COMPANY,
THE ESOP ADMINISTRATORS OR AN INVESTMENT MANAGER FOR ALL PURPOSES
OF THE TRUST FUND. IF AN ASSET IS VALUED BY THE COMPANY, THE ESOP ADMINISTRATORS OR AN INVESTMENT MANAGER, THE ESOP ADMINISTRATORS
WILL DIRECT THE TRUSTEE ON THE USE OF THE VALUE SO DEVELOPED AND
THE COMPANY AGREES TO INDEMNIFY AND HOLD THE TRUSTEE HARMLESS
AGAINST ANY AND ALL CLAIMS, ACTIONS, DEMANDS, LIABILITIES, LOSSES,
DAMAGES OR EXPENSES OF WHATSOEVER KIND AND NATURE, WHICH ARISE FROM
OR ARE RELATED TO ANY USE OF SUCH VALUE BY THE TRUSTEE IN THE
ADMINISTRATION OF THE TRUST FUND.  With respect to each such
Investment Fund, the Trustee shall determine (1) the change in value between the current Valuation Date and the then last preceding Valuation Date, (2) the net gain or loss resulting from expenses paid

(including fees and expenses, if any, which are to be charged to such Fund) and (3) realized and unrealized gains and losses.

               The transfer of funds to or from an Investment Fund pursuant to this Paragraph 4 and payments, distributions and withdrawals from an Investment Fund to provide benefits under the Plan for Participants or Beneficiaries shall not be deemed to be gains, expenses or losses of an Investment Fund.

               After each Valuation Date, the Trustee shall allocate the net gain or loss of each Investment Fund as of such Valuation Date to the accounts of Participants participating in such Investment
Fund on such Valuation Date. Contributions, forfeitures and rollovers received and credited to Participants' accounts as of such Valuation Date, or as of any earlier date since the last preceding Valuation Date shall not be considered in allocating gains or losses allocated to Participants' accounts.

               The reasonable and equitable decision of the Trustee as to the value of each Investment Fund, including the Company Stock Fund, if any, and of any account as of each Valuation Date shall be conclusive and binding upon all persons having any interest, direct or indirect, in the Investment Funds or in any account.

        5.  INVESTMENT IN MASTER TRUST.  NOTWITHSTANDING ANYTHING
HEREIN CONTAINED TO THE CONTRARY, THE COMPANY MAY DIRECT THE
TRUSTEE AT ANY TIME OR FROM TIME TO TIME TO TRANSFER ALL

OR ANY PART OF THE TRUST FUND TO ANY TRUST WHICH HAS BEEN QUALIFIED UNDER SECTION 401(A) AND IS EXEMPT UNDER SECTION 501(A) OF THE CODE ESTABLISHED AS A MEDIUM FOR THE COLLECTIVE INVESTMENT OF FUNDS OF PENSION, PROFIT SHARING OR OTHER EMPLOYEE BENEFIT TRUSTS ESTABLISHED BY THE COMPANY, OR ANY OF ITS SUBSIDIARIES OR AFFILIATES AND TO WITHDRAW ANY PART OR ALL OF THE TRUST FUND SO TRANSFERRED. ANY SUCH TRUST MAY PROVIDE, AMONG OTHER THINGS, FOR THE SEPARATE INVESTMENT OF ANY PORTION THEREOF AND THE ALLOCATION TO ANY SUCH SEPARATELY INVESTED PORTION OF ANY PART OF THE INTEREST OF ANY EMPLOYEE BENEFIT TRUST INVESTED THEREUNDER AND FOR THE DESIGNATION OF AN INVESTMENT MANAGER TO DIRECT THE TRUSTEE IN THE EXERCISE OF THE POWER GRANTED TO IT WITH RESPECT TO SUCH SEPARATELY INVESTED PORTION. THE PROVISIONS OF ANY SUCH TRUST SHALL BE DEEMED TO HAVE BEEN ADOPTED AND MADE A PART OF THIS TRUST AND THE PLAN.

        6. COMPENSATION AND EXPENSES OF THE TRUSTEE. THE TRUSTEE SHALL BE ENTITLED TO RECEIVE REASONABLE FEES FOR ITS SERVICES HEREUNDER IN ACCORDANCE WITH ITS SCHEDULE OF FEES THEN IN EFFECT AND SHALL BE ENTITLED TO RECEIVE REIMBURSEMENT FOR ALL REASONABLE EXPENSES INCURRED BY IT IN THE ADMINISTRATION OF THIS TRUST. ANY PROPER CHARGES AND DISBURSEMENTS INCURRED BY THE TRUSTEE IN THE PERFORMANCE OF ITS DUTIES HEREUNDER, INCLUDING FEES FOR LEGAL SERVICES RENDERED TO THE TRUSTEE WHETHER DURING OR AFTER THE TIME IT IS ACTING HEREUNDER, SHALL BE PAID BY THE COMPANY. ALL TAXES OF ANY AND ALL KINDS WHATSOEVER THAT MAY BE LEVIED OR ASSESSED UNDER EXISTING OR FUTURE LAWS UPON OR IN RESPECT OF THE TRUST FUND OR THE INCOME THEREOF SHALL BE A CHARGE

AGAINST THE TRUST FUND; PROVIDED, HOWEVER, IN THE EVENT THAT THE COMPANY SHALL NOTIFY THE TRUSTEE THAT, IN THE OPINION OF ITS COUNSEL, ANY SUCH TAXES ARE UNLAWFULLY OR EXCESSIVELY ASSESSED, THE TRUSTEE SHALL, AT THE EXPENSE OF THE COMPANY, JOIN WITH THE COMPANY TO CONTEST THE VALIDITY OF SUCH ASSESSMENT IN ANY MANNER DEEMED APPROPRIATE BY THE COMPANY OR ITS COUNSEL.

        7. ACCOUNTING BY TRUSTEE. THE TRUSTEE SHALL MAINTAIN SUCH ACCOUNTS AND RECORDS AS THE ESOP ADMINISTRATORS AND THE TRUSTEE SHALL AGREE UPON. THE TRUSTEE SHALL RENDER FROM TIME TO TIME ACCOUNTS OF ITS TRANSACTIONS TO THE ESOP ADMINISTRATORS, AND THE ESOP ADMINISTRATORS MAY APPROVE SUCH ACCOUNTS BY AN INSTRUMENT IN WRITING DELIVERED TO THE TRUSTEE. IN THE ABSENCE OF THE FILING IN WRITING WITH THE TRUSTEE BY THE ESOP ADMINISTRATORS OF EXCEPTIONS OR OBJECTIONS TO ANY SUCH ACCOUNT WITHIN SIXTY (60) DAYS, THE ESOP ADMINISTRATORS SHALL BE DEEMED TO HAVE APPROVED SUCH ACCOUNT; AND IN SUCH CASE, OR UPON THE WRITTEN APPROVAL BY THE ESOP ADMINISTRATORS OF ANY SUCH ACCOUNT, THE TRUSTEE SHALL BE RELEASED, RELIEVED AND DISCHARGED AS TO THE COMPANY WITH RESPECT TO ALL MATTERS AND THINGS SET FORTH IN SUCH ACCOUNT AS THOUGH SUCH ACCOUNT HAD BEEN SETTLED BY THE DECREE OF A COURT OF COMPETENT JURISDICTION. NO PERSON OTHER THAN THE ESOP ADMINISTRATORS MAY REQUIRE AN ACCOUNTING.

        8. RELIANCE OF TRUSTEE ON ESOP ADMINISTRATORS. THE TRUSTEE SHALL BE FULLY PROTECTED IN RELYING UPON A CERTIFICATION SIGNED BY ONE OR MORE OF THE MEMBERS OF THE ESOP ADMINISTRATORS (AS SHALL BE DESIGNATED IN A WRITTEN INSTRUMENT SIGNED BY ALL THE MEMBERS OF THE ESOP ADMINISTRATORS AND FILED WITH THE TRUSTEE) WITH RESPECT TO ANY INSTRUCTION, DIRECTION OR APPROVAL OF THE ESOP ADMINISTRATORS AND
IN CONTINUING TO RELY UPON SUCH CERTIFICATION AND/OR INSTRUMENT UNTIL A SUBSEQUENT ONE IS FILED WITH THE TRUSTEE. THE TRUSTEE
SHALL BE FULLY PROTECTED BY THE COMPANY IN ACTING UPON ANY INSTRUMENT, CERTIFICATE, OR PAPER BELIEVED BY IT TO BE GENUINE AND TO BE SIGNED OR PRESENTED BY THE PROPER PERSON(S), AND THE TRUSTEE SHALL BE UNDER NO DUTY TO MAKE ANY INVESTIGATION OR INQUIRY AS TO ANY STATEMENT CONTAINED IN ANY SUCH WRITING BUT MAY ACCEPT THE SAME AS CONCLUSIVE EVIDENCE OF THE TRUTH AND ACCURACY OF THE STATEMENTS THEREIN CONTAINED. THE TRUSTEE SHALL HAVE NO DUTY TO SEE TO THE PROPER APPLICATION OF ANY PART OF THE TRUST FUND IF DISTRIBUTIONS ARE MADE IN ACCORDANCE WITH THE WRITTEN DIRECTIONS OF THE ESOP ADMINISTRATORS AS HEREIN PROVIDED, NOR SHALL THE TRUSTEE BE RESPONSIBLE FOR THE ADEQUACY OF THE TRUST FUND TO MEET AND
DISCHARGE ANY AND ALL DISTRIBUTIONS AND LIABILITIES UNDER THE PLAN. ALL PERSONS DEALING WITH THE TRUSTEE ARE RELEASED FROM INQUIRY INTO THE DECISIONS OR AUTHORITY OF THE TRUSTEE AND FROM SEEING TO THE APPLICATION OF ANY MONEYS, SECURITIES, OR OTHER PROPERTY PAID OR DELIVERED TO THE TRUSTEE.

        9. RESIGNATION OR REMOVAL OF TRUSTEE. ANY TRUSTEE ACTING HEREUNDER MAY RESIGN AT ANY TIME BY GIVING NOTICE IN WRITING TO THE COMPANY AT LEAST SIXTY (60) DAYS BEFORE SUCH RESIGNATION IS TO BECOME EFFECTIVE, UNLESS THE COMPANY SHALL ACCEPT AS ADEQUATE A SHORTER NOTICE. THE COMPANY MAY, WITH OR WITHOUT CAUSE, REMOVE ANY TRUSTEE ACTING HEREUNDER BY GIVING NOTICE IN WRITING TO SUCH TRUSTEE AT LEAST SIXTY (60) DAYS BEFORE SUCH REMOVAL IS TO BECOME EFFECTIVE, UNLESS THE TRUSTEE SHALL ACCEPT AS ADEQUATE A SHORTER NOTICE. IF FOR ANY REASON A VACANCY SHOULD OCCUR IN THE TRUSTEESHIP, A SUCCESSOR TRUSTEE SHALL FORTHWITH BE APPOINTED BY THE COMPANY. ANY SUCCESSOR TRUSTEE APPOINTED HEREUNDER SHALL EXECUTE, ACKNOWLEDGE, AND DELIVER TO THE COMPANY AND THE TRUSTEE AN INSTRUMENT IN WRITING ACCEPTING SUCH APPOINTMENT HEREUNDER. SUCH SUCCESSOR TRUSTEE THEREUPON SHALL BECOME VESTED WITH THE SAME TITLE TO THE PROPERTY COMPRISING THE TRUST FUND, AND THE SAME POWERS, DUTIES, AND IMMUNITIES WITH RESPECT THERETO, AS ARE HEREBY VESTED IN THE ORIGINAL TRUSTEE. THE PREDECESSOR TRUSTEE SHALL EXECUTE ALL SUCH INSTRUMENTS AND PERFORM ALL SUCH OTHER ACTS AS THE SUCCESSOR TRUSTEE SHALL REASONABLY REQUEST TO EFFECTUATE THE PROVISIONS HEREOF. THE SUCCESSOR TRUSTEE SHALL HAVE NO DUTY TO INQUIRE INTO THE ADMINISTRATION OF THIS TRUST FOR ANY PERIOD PRIOR TO ITS SUCCESSION.

        10. AMENDMENT. SUBJECT TO PARAGRAPH 3 ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT FROM TIME TO TIME TO AMEND THE
PROVISIONS OF THIS TRUST IN ANY MANNER; PROVIDED,

HOWEVER, THAT ANY AMENDMENT THAT WOULD RESULT IN MAJOR SUBSTANTIVE CHANGES TO THE TRUST MAY BE ADOPTED ONLY UPON THE APPROVAL OF TWO-THIRDS OF THE VOTES CAST BY PARTICIPANTS, WITH EACH PARTICIPANT ENTITLED TO CAST THE NUMBER OF VOTES EQUAL TO THE NUMBER OF HIS YEARS OF SERVICE UNDER THE PLAN. ANY SUCH AMENDMENT SHALL BE BY WRITTEN INSTRUMENT EXECUTED BY THE COMPANY AND THE TRUSTEE. ANY SUCH AMENDMENT MAY BE MADE RETROACTIVELY IF SUCH AMENDMENT IS NECESSARY TO ENABLE THE PLAN AND THIS TRUST TO MEET THE REQUIREMENTS OF THE CODE (INCLUDING THE REGULATIONS AND RULINGS ISSUED THEREUNDER) OR THE REQUIREMENTS OF ANY GOVERNMENTAL AUTHORITY. NO AMENDMENT TO THIS TRUST AGREEMENT SHALL AFFECT THE TRUSTEE'S RIGHTS, DUTIES OR RESPONSIBILITIES UNLESS THE TRUSTEE CONSENTS THERETO IN WRITING.

        11. PROHIBITION AGAINST ALIENATION. TO THE FULLEST EXTENT PERMITTED BY LAW NO INTEREST OR EXPECTANCY OF ANY PARTICIPANT OR BENEFICIARY TO ANY BENEFITS OR PAYMENTS UNDER THIS TRUST SHALL BE TRANSFERABLE OR ASSIGNABLE OR SUBJECT TO VOLUNTARY OR INVOLUNTARY ALIENATION, ENCUMBRANCE, GARNISHMENT, ATTACHMENT, ANTICIPATION, EXECUTION OR LEVY OF ANY KIND. IN THE EVENT A PARTICIPANT OR BENEFICIARY WHO IS RECEIVING OR IS ENTITLED TO RECEIVE BENEFITS UNDER THIS TRUST ATTEMPTS TO ASSIGN, TRANSFER OR DISPOSE OF SUCH RIGHT OR AN ATTEMPT IS MADE TO SUBJECT SUCH RIGHT TO SUCH PROCESS, SUCH ASSIGNMENT, TRANSFER OR DISPOSITION SHALL BE NULL AND VOID.

        12. TERMINATION OF TRUST. THIS TRUST MAY BE TERMINATED AT ANY TIME BY THE COMPANY BY MAJORITY VOTE OF THE COMPANY'S BOARD OF DIRECTORS WITH THE APPROVAL OF TWO-THIRDS OF THE

VOTES CAST BY PARTICIPANTS, WITH EACH PARTICIPANT ENTITLED TO CAST THE NUMBER OF VOTES EQUAL TO THE NUMBER OF HIS YEARS OF SERVICE UNDER THE PLAN, AND UPON SUCH TERMINATION, THE TRUST FUND SHALL BE PAID OUT BY THE TRUSTEE AS AND WHEN DIRECTED BY THE ESOP ADMINISTRATORS IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 2. UPON SUCH DISTRIBUTION IN ACCORDANCE WITH THE DIRECTION OF THE ESOP ADMINISTRATORS THE TRUSTEE SHALL BE RELEASED AND DISCHARGED.

        13. APPLICABLE LAW. THIS TRUST SHALL BE CONSTRUED, REGULATED, AND ADMINISTERED UNDER THE LAWS OF THE STATE/COMMONWEALTH IN WHICH THE PRINCIPAL OFFICE OF THE TRUSTEE IS LOCATED, THE CODE AND ERISA. ALL CONTRIBUTIONS TO THE TRUSTEE SHALL BE DEEMED TO TAKE PLACE IN THE STATE OF OREGON. THE TRUSTEE MAY AT ANY TIME INITIATE AN ACTION OR PROCEEDINGS FOR THE SETTLEMENT OF ITS ACCOUNTS OR FOR THE DETERMINATION OF ANY QUESTION OF CONSTRUCTION WHICH MAY ARISE, OR FOR INSTRUCTIONS.

        14.  TITLES.  TITLES OF PARAGRAPHS ARE PLACED HEREIN FOR
CONVENIENCE OF REFERENCE ONLY AND SHALL HAVE NO BEARING UPON THE
INTERPRETATION OF THIS TRUST.

        15.  ACTS BY COMPANY.  ANY ACTS BY THE COMPANY AUTHORIZED
HEREUNDER SHALL BE EVIDENCED BY RESOLUTIONS OF ITS BOARD OF
DIRECTORS.

        16. COUNTERPARTS. THIS TRUST MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH ONE OF WHICH SHALL BE DEEMED TO BE THE
ORIGINAL.

        17. FILINGS REQUIRED BY LAW. THE COMPANY AGREES THAT IT WILL HAVE RESPONSIBILITY FOR THE PREPARATION AND DELIVERY TO PERSONS AND GOVERNMENTAL AGENCIES OF ALL INFORMATION, DESCRIPTIONS, REPORTS AND RETURNS REQUIRED BY LAW. THE TRUSTEE SHALL BE ENTITLED, AS IT MAY DEEM APPROPRIATE FROM TIME TO TIME, TO REQUIRE OF THE COMPANY, THE ESOP ADMINISTRATORS OR ANY OTHER PERSON INVOLVED IN THE
ADMINISTRATION OF THE PLAN OR THE INVESTMENT OF THE TRUST FUND, OR HAVING ANY INTEREST UNDER THE PLAN OR IN, TO, OR UNDER THIS TRUST
OR TO THE TRUST FUND HELD HEREUNDER, SUCH CERTIFICATIONS AND PROOFS
OF FACTS AS SHALL PERMIT THE TRUSTEE TO PERFORM ITS DUTIES UNDER APPLICABLE LAW AND REGULATIONS ADOPTED THEREUNDER AS MAY BE IN
EFFECT FROM TIME TO TIME, OR TO EXERCISE THE POWERS GRANTED THE TRUSTEE UNDER THIS TRUST.

        18. WITHHOLDING. THE TRUSTEE, IN ACCORDANCE WITH THE WRITTEN INSTRUCTIONS OF THE COMPANY, SHALL WITHHOLD ANY TAX WHICH BY ANY
PRESENT OR FUTURE LAW IS REQUIRED TO BE WITHHELD FROM ANY PAYMENT
MADE HEREUNDER.

        19. SUBSTITUTION OF TRUSTEE. ANY CORPORATION OR ASSOCIATION INTO WHICH THE TRUSTEE MAY BE CONVERTED, MERGED OR WITH WHICH IT
MAY BE CONSOLIDATED, OR ANY CORPORATION OR ASSOCIATION RESULTING
FROM ANY CONVERSION, MERGER, REORGANIZATION OR CONSOLIDATION TO
WHICH THE TRUSTEE MAY BE A PARTY, SHALL BE THE SUCCESSOR OF THE TRUSTEE HEREUNDER WITHOUT THE EXECUTION OR FILING OF ANY INSTRUMENT OR THE PERFORMANCE OF ANY FURTHER ACT.

        20. REGULATION U COMPLIANCE. THE COMPANY REPRESENTS, WARRANTS AND AGREES THAT IT SHALL NOT CAUSE AND WILL DIRECT EACH INVESTMENT MANAGER NOT TO CAUSE THE TRUSTEE TO ENGAGE IN ANY TRADING ACTIVITY THAT MAY CAUSE AN EXTENSION OF CREDIT IN VIOLATION OF REGULATION U OF THE BOARD OF GOVERNOR'S OF THE FEDERAL RESERVE OR REGULATION T OR X. THIS INCLUDES TRADING ON MARGINABLE STOCK OR FAILURE TO HAVE CASH IN THE TRUST FUND ADEQUATE TO PAY FOR DELIVERY OF ANY SECURITIES TRADED. IT IS MUTUALLY AGREED THAT SHOULD THE TRUSTEE DETERMINE THAT A POTENTIAL REGULATION U VIOLATION, OR OVERDRAFT CAN OCCUR, THE TRUSTEE SHALL TAKE APPROPRIATE MEASURES, INCLUDING DISAFFIRMING OF THE TRADE AND THE LOSS SHALL BE ON THE ACCOUNT OF THE COMPANY.

        21. ESOP FEATURES. NOTWITHSTANDING ANYTHING HEREIN OR IN THE PLAN TO THE CONTRARY, ALTHOUGH THE PLAN AND THIS TRUST AGREEMENT CONTAIN PROVISIONS ALLOWING THE ESOP ADMINISTRATORS TO DIRECT THE TRUSTEE TO BORROW MONEY AND TO USE SUCH BORROWED MONEY TO ACQUIRE COMPANY STOCK, THE COMPANY AGREES THAT NEITHER IT NOR THE ESOP ADMINISTRATORS WILL ISSUE ANY SUCH DIRECTION TO THE TRUSTEE UNLESS
THE COMPANY PROVIDES THE TRUSTEE WITH AT LEAST NINETY (90) DAYS
PRIOR WRITTEN NOTICE OF THE INTENTION TO ISSUE SUCH DIRECTION.

        22.  CONDITIONAL ADOPTION.  THIS AGREEMENT SHALL BE
CONDITIONED ON THE APPROVAL BY PLAN PARTICIPANTS IN ACCORDANCE WITH
SECTION 21 OF THE PLAN, IF THIS AGREEMENT IS EXECUTED BEFORE SUCH
APPROVAL IS OBTAINED, AND THIS AGREEMENT SHALL BE EFFECTIVE AT SUCH TIME AS THE PARTICIPANTS' APPROVAL IS OBTAINED.

        IN WITNESS WHEREOF, THE COMPANY AND THE TRUSTEE HAVE CAUSED THIS TRUST TO BE EXECUTED THIS ________ DAY OF
________________________, 1995 ON THEIR BEHALF BY THEIR DULY
AUTHORIZED OFFICERS AS OF THE DATE FIRST ABOVE WRITTEN.



OREGON METALLURGICAL CORPORATION            KEY TRUST COMPANY OF THE NORTHWEST,
                                            TRUSTEE


BY: /s/ Dennis P. Kelly                     BY: /s/ Roger L. P. Greene
   _______________________________              _____________________________



AND: /s/ Gary A. Weber                      AND: /s/ Arlene Fraser
    ______________________________               ____________________________

G:\WJN\GJE\PRISTST2.DOC